UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013 (March 21, 2013)

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-28-44 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-28-43 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On March 21, 2013, Blue Ridge Real Estate Company (the “Company”) and the Pennsylvania Game Commission (the “Purchaser”) entered into a Land Purchase Option (the “Purchase Option”) and Addendum (the “Addendum” and together with the Purchase Option, the “PGC Agreement”) for raw land owned by the Company. Under the PGC Agreement, the Company has agreed to sell the Purchaser two tracts of land in two phases: the first phase consists of approximately 1,557 acres of land in Buck Township, Luzerne County (hereinafter referred to as“BRRE14”) and the second phase consists of approximately 2,106 acres of land in Buck and Bear Creek Townships, Luzerne County, (hereinafter referred to as “BRRE2” and together with BRRE14, “the Properties”), collectively conveying 3,663 acres of land, for an aggregate purchase price of $10,050,000.

     Pursuant to the terms of the Purchase Option, the sale is subject to acceptance by the Purchaser within six months from the date the PGC Agreement is signed (the “Acceptance Period”) and is irrevocable by the Company during the Acceptance Period. If the Purchase Option is accepted by the Purchaser, the Purchase Option shall convert to a Land Purchase Contract (the “Purchase Contract”).  The Purchaser shall have the option of canceling the Purchase Contract or accepting the Properties without diminution in price (i) if significant contamination or pollution has occurred or a waste disposal site is present on the Properties; or (ii) if the title examination by the Purchaser reveals material title defects of the Properties.

     The Addendum further provides that, if the Purchaser exercises the Purchase Option, (i) the Company will perform and pay for all surveys of the Properties for the purposes of title insurance and for the preparation of deeds; (ii)  the Company will retain gas and oil rights on the Properties from closing through June 30, 2023; (iii) the Company shall terminate all hunting leases on the Properties prior to closing; (iv) the closing for the sale of the Properties shall take place in two phases: BRRE14 shall close on or before July 31, 2013 (the “Phase 1 Closing”) for the purchase price of $5,000,000 which shall be paid to the Company at the Phase 1 Closing; and BRRE2 shall close between November 1, 2013 and November 15, 2013 (the “Phase 2 Closing”) for the purchase price of $5,050,000 which shall be paid to the Company at the Phase 2 Closing; (v) title to the Properties is subject to all exceptions, restrictions, reservations, easements, rights-of-way, conditions, agreements, rights, covenants, privileges and licenses as granted or conveyed to others by the Company or its predecessors; (vi) prior to or simultaneously to the transfer of BRRE14 to the Purchaser, the Company shall convey two electric transmission easements for Right of Way (the “ROW”) to PPL Electric Utilities Corporation (“PPL”); (vii) the Purchaser shall have the opportunity to review and approve the ROW; and (viii) the Company will enter into a Backstop Agreement with PPL (the “PPL Agreement”), providing PPL with rights to acquire BRRE14 in the event that the Purchaser fails to complete the Phase 1 Closing by July 31, 2013.

     On March 21, 2013, the Company entered into the PPL Agreement, which is contingent on the PGC Agreement disclosed above, to provide assurance for the orderly disposition of BRRE14 and for the grant of the ROW over BRRE14 for the construction of two power lines associated with PPL’s Northeast-Pocono Reliability Project.

     Pursuant to the terms of the PPL Agreement, PPL has agreed to purchase BRRE14 for the purchase price of $5,000,000, which shall be paid to the Company at closing, in the event the Company is the owner of BRRE14 on August 1, 2013.

     The PPL Agreement further provides that (i) PPL shall acquire the property in an “as-is” condition, with any and all faults, other than representations of title; (ii) the Company will retain gas and oil rights until August 31, 2023; (iii) the Company shall execute the ROW over BRRE14 on or before March 31, 2013, provided that PPL has not exercised its option to terminate the PPL Agreement; (iv) BRRE14 is to be conveyed free and clear of all liens except for the encumbrances, easements and other items of record; (v) closing shall occur on or before August 31, 2013; (vi) the Company and PPL agree that the grant of the ROW encumbers BRRE14 and that any existing development plan for BRRE14 cannot be implemented; (vii) in the event that the Phase 1 Closing does not take place and the Company has already granted the ROW to BRRE14, then PPL agrees to purchase BRRE14; and (viii) PPL certifies that no Public Utility Commission approval is needed to bind PPL to the terms of the PPL Agreement.

     The PGC Agreement and the PPL Agreement (together, “the Agreements”) contain customary representations and warranties, as well as standard closing conditions.

     The Company intends to use the proceeds of the land sales to pay down debt and for general corporate purposes.

     The foregoing is a summary description of certain terms of the Agreements and, by its nature, is incomplete. It is qualified in its entirety by the text of the Agreements, which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.  All readers are encouraged to read the entire text of the Agreements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1

Land Purchase Option, dated March 21, 2013 between Blue Ridge Real Estate Company and Pennsylvania Game Commission for the purchase of approximately 3,663 acres of land located in Buck and Bear Creek Townships, Luzerne County, Pennsylvania.

10.2

Backstop Agreement, dated March 21, 2013 between Blue Ridge Real Estate Company and PPL Electric Utilities Corporation for the contingent purchase of approximately 1,557 acres of land located in Buck Township, Luzerne County, Pennsylvania.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: March 25, 2013	By:	/s/ Cynthia A. Van Horn

	Name:	Cynthia A. Van Horn
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Land Purchase Option, dated March 21, 2013 between Blue Ridge Real Estate Company and Pennsylvania Game Commission for the purchase of approximately 3,663 acres of land located in Buck and Bear Creek Townships, Luzerne County, Pennsylvania.

10.2

Backstop Agreement, dated March 21, 2013 between Blue Ridge Real Estate Company and PPL Electric Utilities Corporation for the contingent purchase of approximately 1,557 acres of land located in Buck Township, Luzerne County, Pennsylvania.